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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated December 9, 1998 appearing on page F-2 of the Trimedyne, Inc. Annual Report on Form 10-K for the year ended September 30, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.



MCKENNON, WILSON & MORGAN, LLP.

Irvine, California
August 6, 1999